EXECUTION COPY

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
Thornburg Mortgage Securities Trust 2004-4
Mortgage Pass-Through Certificates, Series 2004-4

TERMS AGREEMENT

Dated: as of December 20, 2004

To:      STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Re:      Underwriting Agreement dated July 29, 2003

Underwriters: Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Greenwich Capital Markets, Inc.

Series Designation:      Thornburg Mortgage Securities Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4

Class Designation Schedule of the Certificates: Class I-A, Class I-AX, Class II-A, Class II-AX, Class III-A, Class III-AX, Class IV-A, Class IV-AX, Class V-A, Class V-AX, Class B-1, Class B-2, Class B-3, Class R-I and Class R-II Certificates

Terms of the Public Certificates:

Class               Original Principal or Notional Amount                        Interest Rate1
I-A                        $         354,186,000                                 Adjustable Rate
I-AX                       $         354,186,0002                                Variable Rate
II-A                       $         221,244,000                            Fixed Rate/Variable Rate
II-AX                      $         221,444,000 2                          Variable Rate/Fixed Rate
III-A                      $         295,636,000                            Fixed Rate/Variable Rate
III-AX                     $         295,636,000 2                          Variable Rate/Fixed Rate
IV-A                       $          87,680,000                            Fixed Rate/Variable Rate
IV-AX                      $          87,680,000 2                          Variable Rate/Fixed Rate
V-A                        $         139,057,000                            Fixed Rate/Variable Rate
V-AX                       $         139,057,000 2                          Variable Rate/Fixed Rate
B-13                       $          14,168,000                                  Variable Rate
B-23                       $           9,068,000                                  Variable Rate
B-33                       $           5,101,000                                  Variable Rate
R-I                        $                  50                                       N/A
R-II                       $                  50                                       N/A

__________

1 The interest rates are more fully described in the Prospectus Supplement, dated the date hereof, relating to the Certificates.

2 This class is an interest-only certificate.

3 This class is a subordinate certificate.

The Underwriters are purchasing, severally, only the Principal or Notional Amount of each Class of Certificates set forth opposite their names in the tables below:

CLASS I-A CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount         Purchase Price (%)
------------                                     -------------          ----------------         ------------------
Bear, Stearns & Co. Inc.                             0.25%                  $118,062,000              99.75000%
Lehman Brothers Inc.                                 0.25%                  $118,062,000              99.75000%
Greenwich Capital Markets, Inc.                      0.25%                  $118,062,000              99.75000%

CLASS I-AX CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount              Notional Amount             Purchase Price (%)
------------                                      ------------           ---------------             ------------------
Bear, Stearns & Co. Inc.                             0.25%                  $118,062,000              0.81250%
Lehman Brothers Inc.                                 0.25%                  $118,062,000              0.81250%
Greenwich Capital Markets, Inc.                      0.25%                  $118,062,000              0.81250%

CLASS II-A CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount             Purchase Price (%)
------------                                     -------------          ----------------             ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $73,748,000              99.75000%
Lehman Brothers Inc.                                 0.25%                   $73,748,000              99.75000%
Greenwich Capital Markets, Inc.                      0.25%                   $73,748,000              99.75000%

CLASS II-AX CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount              Notional Amount             Purchase Price (%)
------------                                     -------------           ---------------             ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $73,748,000              0.32813%
Lehman Brothers Inc.                                 0.25%                   $73,748,000              0.32813%
Greenwich Capital Markets, Inc.                      0.25%                   $73,748,000              0.32813%

CLASS III-A CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount             Purchase Price (%)
------------                                     -------------          ----------------             ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $98,545,334              99.75000%
Lehman Brothers Inc.                                 0.25%                   $98,545,333              99.75000%
Greenwich Capital Markets, Inc.                      0.25%                   $98,545,333              99.75000%

CLASS III-AX CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount              Notional Amount             Purchase Price (%)
------------                                     -------------           ---------------             ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $98,545,334               0.39063%
Lehman Brothers Inc.                                 0.25%                   $98,545,333               0.39063%
Greenwich Capital Markets, Inc.                      0.25%                   $98,545,333               0.39063%

CLASS IV-A CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount            Purchase Price (%)
------------                                     -------------           ---------------             ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $29,226,666               99.75000%
Lehman Brothers Inc.                                 0.25%                   $29,226,667               99.75000%
Greenwich Capital Markets, Inc.                      0.25%                   $29,226,667               99.75000%

CLASS IV-AX CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount              Notional Amount             Purchase Price (%)
------------                                     -------------           ---------------             ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $29,226,666               0.46875%
Lehman Brothers Inc.                                 0.25%                   $29,226,667               0.46875%
Greenwich Capital Markets, Inc.                      0.25%                   $29,226,667               0.46875%

CLASS V-A CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount           Purchase Price (%)
------------                                     ------------           ----------------           ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $46,352,334               99.87500%
Lehman Brothers Inc.                                 0.25%                   $46,352,333               99.87500%
Greenwich Capital Markets, Inc.                      0.25%                   $46,352,333               99.87500%

CLASS V-AX CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount              Notional Amount          Purchase Price (%)
------------                                     ------------            ---------------          ------------------
Bear, Stearns & Co. Inc.                             0.25%                   $46,352,334               0.48438%
Lehman Brothers Inc.                                 0.25%                   $46,352,333               0.48438%
Greenwich Capital Markets, Inc.                      0.25%                   $46,352,333               0.48438%

CLASS B-1 CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount           Purchase Price (%)
------------                                     -------------          ----------------           ------------------
Bear, Stearns & Co. Inc.                             0.25%                    $4,722,666               98.39063%
Lehman Brothers Inc.                                 0.25%                    $4,722,667               98.39063%
Greenwich Capital Markets, Inc.                      0.25%                    $4,722,667               98.39063%

CLASS B-2 CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount           Purchase Price (%)
------------                                     -------------          ----------------           ------------------
Bear, Stearns & Co. Inc.                             0.25%                    $3,022,666               97.57813%
Lehman Brothers Inc.                                 0.25%                    $3,022,667               97.57813%
Greenwich Capital Markets, Inc.                      0.25%                    $3,022,667               97.57813%

CLASS B-3 CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount          Purchase Price (%)
------------                                     ------------           ----------------          ------------------
Bear, Stearns & Co. Inc.                             0.25%                    $1,700,334               96.60938%
Lehman Brothers Inc.                                 0.25%                    $1,700,334               96.60938%
Greenwich Capital Markets, Inc.                      0.25%                    $1,700,334               96.60938%

CLASS R-I CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount            Purchase Price (%)
------------                                     ------------           ----------------            ------------------
Bear, Stearns & Co. Inc.                              --                    $    50                     100.00%
Lehman Brothers Inc.                                  --                         --                         --
Greenwich Capital Markets, Inc.                       --                         --                         --

CLASS R-II CERTIFICATES

                                                 Underwriting
Underwriters                                       Discount             Principal Amount           Purchase Price (%)
------------                                     ------------           ----------------            -----------------
Bear, Stearns & Co. Inc.                              --                    $    50                    100.00%
Lehman Brothers Inc.                                  --                         --                        --
Greenwich Capital Markets, Inc.                       --                         --                        --

The Certificates purchased by the Underwriters will be offered from time to time by the Underwriters in negotiated transactions at varying prices to be determined at the time of sale.

Defined Terms: Terms not otherwise defined herein shall have the meanings given to such terms in the Trust, Pooling and Servicing Agreement dated as of December 1, 2004 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Deutsche Bank National Trust Company, as trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, and Thornburg Mortgage Home Loans, Inc. (the “Trust, Pooling and Servicing Agreement”).

Amendments to Underwriting Agreement: The following provisions of the above-referenced Underwriting Agreement are hereby deleted and shall have no force or effect with respect to the Certificates: (a) Section 5(d) of the Underwriting Agreement is hereby deleted in its entirety and replaced with “[Reserved];”; (b) the phrase “and the stabilization legend required by item 502(d)(1) under Regulation S-K of the Act” is hereby deleted from the third sentence in Section 7(b) and (c) Section 7(d) of the Underwriting Agreement is hereby amended by deleting in the proviso to the last sentence of the first paragraph thereof the phrase “the aggregate Purchase Price for the Offered Certificates” and replacing it with “the underwriting discounts and commissions received by such Underwriter.”

Form of Certificates Being Purchased by the Underwriters: Book-Entry except for the Class R-I and Class R-II Certificates which will be in certificated, fully registered form.

Distribution Dates: The 25th day of each month or, if such 25th day is not a business day, the next succeeding business day beginning in January 2005.

Certificate Rating for the Certificates Being Purchased by the Underwriters:

Class                                                Ratings
                                                  S&P / Moody's

I-A.....................................             AAA/Aaa
I-AX....................................             AAA/Aaa
II-A....................................             AAA/Aaa
II-AX...................................             AAA/Aaa
III-A...................................             AAA/Aaa
III-AX..................................             AAA/Aaa
IV-A....................................             AAA/Aaa
IV-AX...................................             AAA/Aaa
V-A.....................................             AAA/Aaa
V-AX....................................             AAA/Aaa
B-1.....................................             NR/Aa2
B-2.....................................              NR/A2
B-3.....................................             NR/Baa2
R-I.....................................             AAA/Aaa
R-II....................................             AAA/Aaa

          __________

* NR indicates that such Class is “not rated” by such Rating Agency.

Mortgage Assets: The Mortgage Loans to be included in the Trust are as described in a schedule to the Trust, Pooling and Servicing Agreement.

Credit Enhancement: None other than the subordination and limited cross-collateralization described in the related Prospectus Supplement.

Closing Date: December 22, 2004

Each of the undersigned Underwriters agrees, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the Classes of the above-referenced Series of Certificates as set forth herein.

BEAR, STEARNS & CO. INC.

By:       /s/ Thomas Marano
Name:  Thomas Marano
Title:    Senior Managing Director

LEHMAN BROTHERS INC.

By:       /s/ Mary Stone
Name:  Mary Stone
Title:    Vice President

GREENWICH CAPITAL MARKETS, INC.

By:       /s/ Shakti Radhakishun
Name:  Shakti Radhakishun
Title:    Vice President

Accepted:

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By:       /s/ Baron Silverstein
Name:  Baron Silverstein
Title: Vice President